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                                                                    EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT


      We consent to the incorporation by reference in this Registration Statement of Molex Incorporated on Form S-8 of our reports dated JULY 22, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Molex Incorporated for the year ended JUNE 30, 1998, and to the reference to us under the heading "EXPERTS" in Item 3 of this Registration Statement.


DELOITTE & TOUCHE LLP




Chicago, Illinois
DECEMBER 7, 1998